Exhibit 99.1
Lafayette Square USA, Inc. March 31, 2024

Important Information This presentation is for informational purposes only and includes proprietary information of Lafayette Square Holding Company, LLC and its affiliates (collectively herein “Lafayette Square”). This document may not be copied, reproduced or disclosed (in whole or in part) to anyone without Lafayette Square’s express written permission. This presentation does not constitute an offer to sell or the solicitation of an offer to purchase any securities of any fund managed by Lafayette Square. Any such offer or solicitation may be made only by means of the delivery of a confidential private placement memorandum for Lafayette Square USA, Inc. (the “BDC”), which is managed by LS BDC Adviser, LLC (“LS Adviser”). This presentation should not be used as the sole basis for making a decision as to whether or not to invest in any fund or account managed by Lafayette Square. In making an investment decision, an investor must rely on their own examination of any such fund and the terms of the offering relating thereto. Contents of this presentation should not be construed as legal, tax, investment or other advice, or a recommendation to purchase or sell any particular security. There is no assurance that the BDC will achieve its investment objectives. An investor could lose all or substantially all of his, her or its investment. Statements included herein may constitute "forward-looking statements,”1 which may relate to future events or our future performance or financial condition of Lafayette Square. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with LS Adviser, our investment adviser, and other affiliates of the BDC; the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies. Due to various risks and uncertainties, actual events or results or actual performance results may differ materially from those reflected or contemplated in such forward-looking statements. As a result, you should not place undue reliance on such forward-looking statements. Other factors that could cause actual results to differ materially including: changes in the economy; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including future changes in laws or regulations and conditions in our operating areas; the ability of LS Adviser to locate suitable investments for us and to monitor and administer our investments; the ability of LS Adviser or its affiliates to attract and retain highly talented professionals; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Additional factors may be included from time to time in the filings of Lafayette Square with the Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Additionally, certain statements reflect estimates, predictions or opinions of Lafayette Square, which may change. There is no guarantee that these estimates, predictions or opinions will be realized. The information included in this presentation is based on information reasonably available to Lafayette Square as of the date hereof and does not purport to be complete. Lafayette Square does not undertake any duty to update the information set forth in this presentation, whether as a result of new information, future events or otherwise. Furthermore, the information included in this presentation has been obtained from sources that Lafayette Square believes to be reliable. However, these sources cannot be guaranteed as to their accuracy or completeness. No representation, warranty or undertaking, express or implied, is given as to the accuracy or completeness of the information contained herein by Lafayette Square, and no liability is accepted for the accuracy or completeness of any such information. In evaluation of prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that similar results will be achieve in the future. [1] Forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology.

Managerial Assistance Results

Worker Solutions® Worker Solutions is Lafayette Square's managerial assistance platform designed to connect portfolio companies with enhanced benefits to improve recruitment, retention, and productivity. We support portfolio companies through: • Incentives, including provider discounts negotiated on behalf of portfolio companies • Analytics on human capital trends and benefits utilization • Services for employers through vetted third-party solutions providers • Consultation for portfolio company management teams and HR leaders

Recent Developments by Place Two new names added this quarter bring two new places to the BDC’s regional dispersion. truCurrent: • Washington, D.C. • Sector: Industrials Med Learning Group LLC: • New York, NY • Sector: Consumer Discretionary

Trends in LMI Targeted Investments [1 – 7] Please refer to Slide 23 for footnote references in the tables and charts above. [8] “LMI Targeted Investments”: (i) located in and/or with a majority of operations in Working Class Areas or (ii) that provide Substantial Employment to LMI individuals. We may also invest in other community development and public welfare investments identified as qualifying for CRA credit under the Office of Comptroller of Currency (“OCC”) and/or Federal Reserve guidance. Slight decrease in net total jobs2 due to a decrease in total workers of existing portfolio companies. This was offset partially through the addition of two new portfolio companies in the quarter. +5% increase in QoQ capital allocated to LMI Targeted Investments8 reaching a high of 55%. +$30mm additional allocated capital towards LMI Targeted Investments (Rotolo Consultants, Inc. and Med Learning Group).

Expanding the Footprint of Worker Solutions® [1 – 7] Please refer to Slide 23 for footnote references in the tables and charts above. [8] Worker Solutions coordinates directly with the human resources and personnel departments of our portfolio companies to (i) analyze their workforce, wages, and benefits, (ii) identify human capital challenges and benefits gaps, and (iii) recommend appropriate Third-Party Solution Providers and/or policy changes to existing workplace benefits (such recommendations defined as "Qualifying Human Capital Investments") that we believe would enhance employee well-being and improve retention. 6 of 13 (46%) portfolio companies where we were lead agent have adopted Qualifying Human Capital Investments.8 +5% QoQ increase in Borrower Adoption rate for lead agent transactions. QoQ improvements in employee turnover5, medical care6 and retirement plan7 participation.

Worker Solutions® Dashboard Information as of March 31, 2024. Our current portfolio lends to businesses across a variety of sectors, with locations in eight of our ten Target Regions. The map illustrates (to the extent we have the information from portfolio companies) the location of portfolio company headquarters and where portfolio company employees work in comparison to LMI and non-LMI census tracts. Employee Locations of Lafayette Square Portfolio Companies

# Worker Solutions® Results

| | Solution Name | Type | Outputs | Outcomes[1] |
|---|---|---|---|---|
| **Portfolio Company #1** | | | | |
| Zero-interest emergency loans | Honeybee | Third-Party | 33 employees (15% uptake) | Prevented debt |
| **Portfolio Company #2** | | | | |
| One-on-one financial coaching | TrustPlus | Third-Party | 7 employees (8% uptake) | Increased savings<br>Reduced debt<br>Improved credit |
| Education benefits (student loan repayment, tuition reimbursement) | Vault | Third-Party | Onboarding | - |
| **Portfolio Company #3** | | | | |
| Emergency savings benefits | Sunny Day Fund | Third-Party | 48 employees (5% uptake) | Increased Savings |
| **Portfolio Company #4** | | | | |
| Credit-building through rent payments | Boom | Third-Party | 32 employees registered (5% uptake) | Improved credit |
| Emergency savings benefits | Sunny Day Fund | Third-Party | Onboarding | Increased Savings |
| HR Policy Changes - healthcare, retirement, and other | HR Policy Changes (3) | HR Policy Changes | - | Increased Benefits Participation |
| **Portfolio Company #5** | | | | |
| Zero-interest emergency loans | Honeybee | Third-Party | 72 employees | Prevented debt |
| **Portfolio Company #6** | | | | |
| Credit-building through rent payments | Esusu | Third-Party | Onboarding | Improved credit |

[1] Outcomes refer to metrics reported to and/or measured by Lafayette Square.

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Worker Solutions®: Third Party Solution Provider Engagement Snapshot1 Lafayette Square currently does not receive any compensation for the recommendation to use Third Party Solution Providers. However, we may offer portfolio companies a small stepdown on financing costs if they engage a Third Party Solution Provider and/or adopt certain other designations (such as B-Corporation status) or human capital advice, and in some cases, will negotiate discounts for them on the services provided by Third Party Solution Providers. [1] Data as of March 31, 2024, and provided by Third Party Solution Provider and not part of the data Lafayette Square receives directly from its portfolio companies. [2] This testimonial was provided by a portfolio company employee to a Third Party Solution Provider as part of a non-compensated, optional, feedback form. $3,464 in zero-interest loans to portfolio company workers to manage their cash flow and avoid taking on high-interest debt in quarter ended March 31, 2024. The top three purposes cited by portfolio company workers this reporting period for using no-cost assistance were: • Other Expenses • High-Interest Debt • Emergency Cash “Third Party Solution Provider is helping me pay unexpected vet bills! I’d like to thank my HR team for this new option we have. It’s really helped me in hard times.” -Employee2

Financial Results

Q1 2024 Highlights All data is as of March 31, 2024. Past performance is not indicative of future results. Detailed Performance data as well as additional Portfolio & Balance Sheet data is available herein. [1] The per share data was derived by using the weighted average shares of common stock outstanding during the period. [2] A portfolio company is placed on a "watchlist" when its rating is 4 or 5 on an investment rating scale of 1-5. Performance Update Net Investment income per common share of $0.311 Earnings per share of $0.361 Net Asset Value per share of $14.91 Total declared dividends of $0.30 per share for the quarter ended March 31, 2024, representing an implied forward yield of 8.1% Portfolio Update Gross Assets growth of $21.5 million in fair value for the quarter ended March 31, 2024 92% of the investments in our portfolio at Fair Value have an Internal Performance Rating2 of 2s, with the remainder with an Internal Performance Rating of 3 Closed an additional $13 million in investor capital commitments during the quarter ended March 31, 2024 Balance Sheet Update Total available liquidity of $192.1 million

Financial Results Past performance is not indicative of future results. [1] Net Investment Income per share data was derived by using the weighted average shares outstanding during the period. [2] Dividends declared per share data for distributions reflects the actual amount of distributions declared during the period. Quarter Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Net investment income (loss) per share1 $0.16 $0.14 $0.22 $0.28 $0.31 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share $0.02 $0.01 $0.05 $0.13 $0.05 Earnings Per Share Earnings (loss) Per Common Share $0.18 $0.15 $0.27 $0.41 $0.36 Dividends declared per share2 $- $(0.30) $(0.20) $(0.30) $(0.30) Net Changes from capital share activity $0.06 $0.07 $- $(0.09) $- Net Asset Value Per Share $14.84 $14.76 $14.83 $14.85 $14.91

NAV Per Share Bridge over Previous Quarter [1] The Per Share data was derived by using the weighted average shares of common stock outstanding during the period. [2] Please see the BDC’s May 10, 2024 Form 10-Q filing for more detailed information relating to investment income.

# Portfolio Highlights – New Originations

| | Quarter Ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2023 | June 30, 2023 | September 30, 2023 | December 31, 2023 | March 31, 2024 |
| **Portfolio Funds (Dollars in 000s)** | | | | | |
| New Investment Commitments | $ 24,550 | $ 18,035 | $ 45,250 | $ 161,802 | $ 84,813 |
| Exits and Sales of Investments[1] | $0 | $0 | ($2,940) | $0 | $0 |
| Net Funds Growth[2] | $ 24,550 | $ 18,035 | $ 42,310 | $ 100,119 | $ 55,532 |
| **Asset Mix of New Investments** | | | | | |
| Senior Secured | 99.0% | 100% | 96.3% | 97% | 100% |
| Unitranche | 0.0% | 0.0% | 0% | 0% | 0% |
| Junior Debt[3] | 0.0% | 0.0% | 0.0% | 0.6% | 0.0% |
| Equity and Other Investments | 1.0% | 0.0% | 3.7% | 2.4% | 0.0% |
| **Portfolio Rotation – Debt Investments** | | | | | |
| Weighted average rate on new investments[4] | 10.92% | 12.86% | 10.09% | 12.12% | 12.29% |
| Weighted average spread over the applicable base rate of new floating rate investments[5] | S+6.17% | S+7.83% | S+6.53% | S+6.56% | S+6.85% |
| Weighted average interest rate on investments that paid-off | N/A | N/A | N/A | N/A | N/A |

[1] Includes commitment reductions.
[2] Net funds growth includes the impact of new and upsized investments and exits of investments as noted in the table above, as well as other variables.
[3] Junior debt comprises subordinated debt and second lien loans.
[4] Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding.
[5] Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR and Prime. For variable rate loans that have a SOFR and Prime Rate Option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used.

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# Portfolio Composition as of March 31, 2024

| | | | | |
|---|---|---|---|---|
| Portfolio Companies<br>**22** | Fair Market Value<br>**$331.4M** | Avg FMV/PortCo<br>**$15.8M** | First Lien Loans<br>(at fair value)<br>**97.5%** | Floating Rate Loans<br>**97.5%** |
| PortCo Average EBITDA<br>(Portfolio Weighted Average)<br>**$23.9M** | PortCo Net Leverage<br>(Portfolio Weighted Average)<br>**3.3x** | PortCo Interest Coverage<br>(Portfolio Weighted Average)<br>**2.5x** | PortCo LTV<br>(Portfolio Weighted Average)<br>**44.0%** | PortCo Floating Spread<br>(Portfolio Weighted Average)<br>**6.9%** |
| Weighted Average Duration of Portfolio (Years)[1]<br>**3.7%** | Weighted Average Number of Covenants<br>**2.0** | Watchlisted Rate[2]<br>**0.0%** | Non-Accrual Rate<br>**0.0%** | FMV/Par<br>**99.8%** |

Weighted average calculation is based on the fair value of the portfolio company investments. Net leverage and LTV statistics include debt that is both senior and pari-passu to the tranche of debt owned by the investment vehicle.

**Top 10 Portfolio Exposures** (at fair value)



M&S $34.5M, 10.4%
Dance One Holdings $33.7M, 10.2%
Direct Digital Holding $28.2M, 8.5%
Global K9 Companies $27.3M, 8.2%
Rotolo Consultants $20.4M, 6.1%
Synergi $20.0M, 6.0%
Salt Dental Collective $17.9M, 5.4%
Best Friends Pet Care $15.9M, 4.8%
Zero Waste Recycling $15.8M, 4.8%
Med Learning Group $15.5M, 4.7%

**Top 10 Industry Exposures[3]**



Commercial Services $63.5M, 19.2%
Construction & Engineering $57.9M, 17.5%
Leisure Facilities $33.7M, 10.2%
Media $28.2M, 8.5%
Valuation Services $23.9M, 7.2%
Healthcare Providers & Services $17.9M, 5.4%
Specialized Consumer Services $15.8M, 4.8%
Consumer Discretionary $15.5M, 4.7%
Health Care Services $13.9M, 4.2%
Industrials $12.4M, 3.7%
17 Industries Total - FMV: $331.4M

**Portfolio by Region**



**Portfolio Build-up Timeline**



FMV (M)
No of PortCos
$400
$200
$0
40
20
0
2Q 22 $40.8
3Q 22 $48.1
4Q 22 $84.0 5
1Q 23 $113.4 9
2Q 23 $132.7 11
3Q 23 $170.3 12
4Q 23 $273.6 19
1Q24 $331.4 22

*Lafayette Square BDC's reporting period as of 3/31/2024 and underlying portfolio company financial data as of 12/31/2023. Company information is derived from the portfolio management infrastructure tools, WSO, Tableau & iLevel.

[1] Weighted Average Duration of Portfolio represents the time to reach maturity.

[2] A portfolio company is placed on a "watchlist" when its rating is 4 or 5 on an investment rating scale of 1-5.

[3] Based on GICS industry codes.

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Portfolio Economic Analysis of Interest Rates [1] Weighted Average Yield at amortized cost and fair value of the portfolio. Does not represent the total return to stockholders. [2] SOFR data source: https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html [3] Weighted Average Cost of Debt is calculated as (a) the actual amount of interest expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 13.0% 13.2% 13.2% 12.8% 12.7% 4.1% 4.0% 5.4% 8.2% 8.1% 4.9% 5.3% 5.4% 5.4% 5.3% 6.5% 8.1% 6.9% 7.1% 6.5% 0% 2% 4% 6% 8% 10% 12% 14% Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Weighted Average Yield (Cost) Dividend Yield 3-Month Secured Overnight Financing Rate("SOFR") Weighted Average Cost of Debt

Quarterly Statements of Assets and Liabilities Note: Please see the BDC’s May 10, 2024 Form 10-Q filing for more information regarding Assets and Liabilities. Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 (unaudited) (unaudited) (unaudited) (audited) (unaudited) Assets Investments, at fair value $113,542 $132,690 $170,278 $273,593 $331,407 Cash and cash equivalents $56,704 $67,731 $82,219 $109,771 $73,235 Restricted cash and cash equivalents $- $- $- $- $- Deferred financing costs $237 $201 $1,240 $1,094 $1,212 Deferred offering costs $74 $- $- $- $- Interest receivables $220 $273 $707 $961 $1,054 Due from affiliate $- $- $- $- $- Other assets $- $380 $115 $407 $421 Total Assets $170,777 $201,275 $254,559 $385,826 $407,329 Liabilities SBA-guaranteed debentures $- $- $31,000 $31,000 $38,400 Secured borrowings $40,048 $4,000 $23,400 $27,500 $36,960 Accounts payable and accrued expenses $1,823 $2,234 $1,244 $1,277 $947 Distributions payable $- $1,297 $2,614 $3,937 $6,475 Due to affiliate $322 $340 $1,192 $123 $157 Management fee payable $256 $348 $431 $605 $742 Incentive fee payable $196 $318 $535 $565 $1,169 Administrative services fee payable $177 $143 $251 $885 $500 Interest payable $107 $153 $148 $695 $141 Total Liabilities $42,929 $8,833 $60,815 $66,587 $85,491 Total Net Assets $127,848 $192,442 $193,744 $319,239 $321,838 Total Liabilities and Net Assets $170,777 $201,275 $254,559 $385,826 $407,329 Net Asset Value per Share $14.84 $14.76 $14.83 $14.85 $14.91 Number of shares of common stock outstanding 8,615,542 13,038,253 13,068,112 21,502,768 $21,584,341

Quarterly Operating Results [1] Per Share Data calculated based on the daily weighted average shares outstanding during the period presented. Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2023 Jun 30, 2023 Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 (unaudited) (unaudited) (unaudited) (audited) (unaudited) Investment Income Interest income $3,251 $4,329 $5,723 $7,378 $10,552 Dividend and fee income $5 $5 $18 $42 $213 Total Investment Income $3,256 $4,334 $5,741 $7,420 $10,765 Expenses General and administrative expenses $643 $678 $601 $650 $414 Interest and financing expenses $338 $548 $307 $856 $922 Professional fees $143 $259 $449 $571 $293 Administrative services fee $177 $172 $251 $885 $506 Management fee $256 $348 $431 $605 $742 Directors' fees $80 $80 $80 $80 $80 Offering expenses $76 $75 $- $- $- Organizational costs $234 $52 $46 $- $- Incentive fee – net investment income $196 $319 $535 $565 $1,169 Expense support reimbursement $- $329 $123 $- $- Total Expenses $2,143 $2,860 $2,823 $4,212 $4,126 Net Investment Income after Tax $1,113 $1,474 $2,918 $3,208 $6,639 Net Gain (Loss) on Investments Net realized gain (loss) on investments $- $- $- $- $- Net unrealized appreciation (depreciation) on investments $78 $164 $558 $1,472 $1,229 Net gain (loss) on investments $78 $164 $558 $1,472 $1,229 Provision for taxes on realized gain and unrealized appreciation on investments $- $- $- $- $- Net Increase (Decrease) in Net Assets Resulting from Operations $1,191 $1,638 $3,476 $4,680 $7,868 Per Share Data1 Net Investment Income Per Share $0.16 $0.14 $0.22 $0.28 $0.31 Earnings (Loss) Per Share $0.18 $0.15 $0.27 $0.41 $0.36 Distributions declared and paid $- $2,589,188 $2,613,622 $3,936,605 $6,475,302 Weighted average shares of common stock outstanding 6,782,444 10,859,486 13,053,832 10,910,180 21,581,652

BDC Liquidity as of March 31, 2024 [1] The BDC has received $464.3M in signed subscription documents. [2] As of March 31, 2024, the SBIC has $37.0M in SBA-guaranteed commitments, of which $37.0m has been drawn. SBA regulations currently permit the SBIC to borrow up to $175.0 million in SBA-guaranteed debentures to the extent the SBIC has at least $87.5 million in regulatory capital (as defined by SBA regulations). [3] Represents current financing facilities amount. [4] Balance includes $38.4 million borrowed from the Subscription Facility. Subsequent to quarter ended March 31, 2024, this amount has been paid down upon maturity of the Subscription Facility on May 1, 2024. Lafayette Square USA, Inc. has $192.1M of available liquidity including cash & cash equivalents and financing facilities. Overall $510.9M Committed $392.1M Drawn $118.9M Undrawn $73.2M Cash & Cash Equivalents $192.1M Available Liquidity Debt2 $120.9M Committed3 $75.4M Drawn4 $45.5M Undrawn Equity1 $390.0M Closed Commitments $316.7M Called Commitments $73.4M Uncalled Commitments

Common Stock and Distribution Information [1] Subject to the discretion of and as determined by the Board of Directors, the BDC will authorize and declare ordinary cash distributions on a quarterly basis, based upon the earnings estimated by management. Net realized capital gains, if any, are distributed to shareholders at least annually, although the BDC can retain such capital gains for investment in its discretion. Distributions Data1 Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount Total DRIP Shares Total Shares 4/21/2023 4/21/2023 5/15/2023 0.15 Quarterly 1,292,331 30,168 8,615,541 6/23/2023 6/23/2023 8/14/2023 0.15 Quarterly 1,296,856 29,859 8,645,710 9/29/2023 9/29/2023 11/13/2023 0.20 Quarterly 2,613,622 53,904 13,068,112 12/13/2023 12/12/2023 1/4/2024 0.30 Quarterly 3,936,605 81,573 13,122,016 3/26/2024 3/22/2024 5/6/2024 0.30 Quarterly 6,475,302 140,901 21,584,341 1,292,331 1,296,856 2,613,622 3,936,605 6,475,302 4.1% 4.0% 5.4% 8.2% 8.1% - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 0% 2% 4% 6% 8% 10% Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Regular Distribution Dividend Yield

New Investment Activity Quarter Ended March 31, 2024 (Dollars in 000s) Portfolio Company Investment Type Commitment Type Commitment Par Amount Funded at Close Base Rate Spread All-In-Rate truCurrent LLC 1st lien senior secured term Loan New $12,500 $12,500 7.25% 12.55% truCurrent LLC 1st lien senior secured DDTL New $25,000 $- - - Med Learning Group, LLC 1st lien senior secured term Loan New $15,719 $15,719 6.50% 11.81% Med Learning Group, LLC 1st lien senior secured DDTL New $4,281 $- - - Rotolo Consultants Inc. 1st lien senior secured term Loan Upsizing $17,313 $17,313 6.95% 12.55% Salt Dental Collective LLC 1st lien senior secured term Loan Upsizing $10,000 $10,000 6.75% 12.18%

Lafayette Square BDC Human Capital Results Dashboard Footnotes [1] LMI is defined under applicable CRA regulation as (i) an individual, family or household, if their income is less than 80% of the Area Median Income as reported by the Federal Financial Institutions Examination Council at https://www.ffiec.gov/Medianincome.htm [ffiec.gov] (or such other industry recognized source as may be determined by LS Adviser) and (ii) a census tract, if it is identified as low-to-moderate income by the Federal Financial Institutions Examination Council at https://geomap.ffiec.gov/ffiecgeomap/ (or such other industry recognized source as may be determined by LS Adviser). [2] For those portfolio companies who did not agree to provide census data, job totals are based on data provided by such portfolio companies at time of transaction. [3] “Underserved communities” means LMI areas; Empowerment Zones, as defined in the Empowerment Zones and Enterprise Communities Act of 1993, as amended; Opportunity Zones, as defined in the U.S. Tax Cut and Jobs Act of 2017; and/or areas targeted by a government entity for redevelopment or to revitalize or stabilize designated disaster areas. “Substantial Employment” means more than 50% of the portfolio company’s workforce, measured by W-2 forms or 1099 forms filed by workers with the Internal Revenue Service. [3] Turnover rate is calculated by dividing the total terminations for the calendar year by the average number of employees who worked during or received pay for the calendar year. National turnover includes private employee data from the U.S. Bureau of Labor Statistics - Job Openings and Labor Turnover Survey. [4] National median income data is from the U.S. Census Bureau - 2022 American Community Survey. This is the most recent data available as of March 2024. Median family income is used to calculate individual LMI per CRA guidelines. The metric is included at the national level to serve as a similar, but not exact, comparison. [5] Turnover rates are calculated by dividing the total terminations for the period by the average number of employees who worked during or received pay for the same period. National turnover includes private employee data from the U.S. Bureau of Labor Statistics - Job Openings and Labor Turnover Survey. [6] Medical Care Benefits are plans that provide services or payments for services rendered in the hospital or by a qualified medical care provider. Participation is calculated from the unrounded percentage of workers who participate in the plan. National average is private industry from the U.S. Bureau of Labor Statistics - National Compensation Survey. [7] Retirement Benefit plans includes defined benefit pension plans and defined contribution retirement plans. Participation is calculated from the unrounded percentage of workers who participate in the plan. 366 employees from portfolio companies who did not provide retirement benefits data to the Company were not included in this calculation. The national average is private industry from the U.S. Bureau of Labor Statistics - National Compensation Survey.

Contact Us Lafayette Square Website https://www.lafayettesquare.com/ Investor Relations ir@lafayettesquare.com